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SUBSIDIARIES OF THE COMPANY


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                                                          Jurisdiction of
                 Name of Subsidiary                        Organization
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NIK Public Safety, Inc.                                 Delaware
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Defense Technology Corporation of America               Delaware
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American Body Armor & Equipment, Inc.                   Delaware
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Armor Holdings Properties, Inc.                         Delaware
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Gorandel Trading Limited                                Cyprus
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Armor Holdings Limited                                  England and Wales
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Armor Holdings Venezuela SA                             Venezuela
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Low Voltage Systems Technologies, Inc.                  New Jersey
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Pro-Tech Armored Products of Massachusetts, Inc.        Massachusetts
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Alarm Protection Services, Inc.                         Uganda
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Federal Laboratories, Inc.                              Delaware
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Safariland Ltd., Inc.                                   California
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Alarm Systems Holding Company                           New Jersey
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Fire Alarm Service Corp                                 Florida
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The Parvus Company                                      Maryland
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